Comerica Incorporated

Barclays Global Financial Services Conference
September 10, 2019

Curt Farmer
President & Chief Executive Officer

Muneera Carr
Chief Financial Officer

Comerica Bank®

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on track," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies; operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; cybersecurity risks; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital requirements; declines or other changes in the businesses or industries of Comerica's customers; unfavorable developments concerning credit quality; changes in regulation or oversight; heightened legislative and regulatory focus on cybersecurity and data privacy; fluctuations in interest rates and their impact on deposit pricing; transitions away from LIBOR towards new interest rate benchmarks; reductions in Comerica's credit rating; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; changes in customer behavior; management's ability to maintain and expand customer relationships; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; the impacts of future legislative, administrative or judicial changes to tax regulations; any future strategic acquisitions or divestitures; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; losses due to fraud; the effects of terrorist activities and other hostilities; changes in accounting standards; the critical nature of Comerica's accounting policies; controls and procedures failures; and the volatility of Comerica's stock price. Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2018. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank®

2

Comerica: Drivers of our Success

OUR MISSION

We will achieve balanced growth & profitability by delivering a higher level of banking that nurtures lifelong relationships with unwavering integrity & financial prudence.

170TH ANNIVERSARY
1849 Comerica Bank 2019

OUR VISION

To become the highest performing, most respected & most desired bank in the markets we serve.

RESULTS IN SUPERIOR PERFORMANCE



Return on Assets
2Q19
1.68%
1.30%
CMA
Peers
Return on Equity
2Q19
16.41%
10.92%
CMA
Peers
Efficiency Ratio
2Q19
49.65%
58.59%
CMA
Peers
EPS Growth
(YTD19 vs YTD18)
17.34%
6.94%
CMA
Peers

Source for peer data: S&P Global Market Intelligence, see list of peers on slide 10; Peer efficiency ratio excludes CFR as data was not available

Comerica Bank®

3

Comerica: Key Strengths

Well positioned to manage through cycles

A LEADING BANK FOR BUSINESS #1 Commercial lender (% of total loans)[1] Complemented by Retail Bank & Wealth Management	>90% of loans are commercial
RELATIONSHIP BANKING STRATEGY Deep expertise in specialty businesses Long tenured employees	49% of deposits are noninterest-bearing
GROWTH OPPORTUNITIES Positioned in faster growing markets & industries	4% loan growth
HIGHLY EFFICIENT GEAR Up leveraged technology, increased capacity to support growth	49.7% efficiency ratio
SOLID CREDIT METRICS Conservative underwriting Diverse portfolio	45 bps NPA/Loans
STRONG CAPITAL Supports future growth Reduced share count by 12%	10.18% CET1

Attractive, Diverse Geography

($ in billons; 2Q19 average)



Michigan
$12.7
25%
California
$18.9
37%
Loans
$51.0
Other Markets
$8.7
17%
Texas
$10.7
21%
Michigan
$19.8
36%
California
$16.3
30%
Deposits
$55.0
Other 2
$10.2
18%
Texas
$8.7
16%

6/30/19 unless otherwise noted; comparisons shown 2Q19 vs. 2Q18 • [1]Source: S&P Global Market Intelligence; based on 6/30/19 regulatory data for domestic financial holding companies using C&I loans • [2]Consists of Other Markets ($7.8B) & Finance/ Other ($2.4B)

Comerica Bank®

4

Long-Tenured, Experienced Team

Deep expertise in markets & industries

Tenure	Role
20 years	Executive Director Business Bank
14 years	Executive Director Retail Bank & Wealth Management
36 years	Chief Credit Officer
29 years	President Michigan Market
30 years	President California Market
27 years	President Texas Market
21 years	Director Commercial Real Estate
32 years	Director National Businesses
32 years	Director Treasury Management & Capital Market Solutions
25 years	Department Managers
21 years	Group Managers
11 years	Relationship Managers

At 6/30/19 • Years = avg. tenure with Comerica; Business Bank team

Comerica Bank®

5

Third Quarter Loan Update

QTD average loans stable; reflects seasonality

July & August Trends[1]

($ in billions; Average)



48.6
48.8
49.7
51.0
51.0
3Q18
4Q18
1Q19
2Q19
3Q19 thru 8/31

QTD trends reflect:

- Seasonal increase in Mortgage Banker & decreases in National Dealer Services & general Middle Market
- Pipeline strong

Outlook for 3Q19: Balances relatively stable

Driving Growth

- Greater capacity with E2E credit process redesign
- Allocating resources to faster growing niche businesses & markets
- Upgraded customer relationship management tools
- Enriched marketing analytics & customer retention tools

Growth by Market

(Average 2Q19 vs 2Q18)



1%
3%
8%
4%
MI
CA
TX
Total

3Q19 average balances through 8/31/19 are preliminary and subject to change • Outlook as of 9/6/19 • [1]Comparisons of 3Q19 through 8/31/19 vs 2Q19

Comerica Bank®

6

General Middle Market Banking

Good momentum in key markets

Texas Loans
($ in billions; Average)



2.3
2.2
2.2
2.3
2.4
+6%
+7%
2Q18 3Q18 4Q18 1Q19 2Q19

5.1% GDP growth 1Q/4Q[1]
#2 largest GDP in U.S.[1]

California Loans
($ in billions; Average)



4.2
4.1
4.1
4.2
4.3
+2%
+2%
2Q18 3Q18 4Q18 1Q19 2Q19

2.7% GDP growth 1Q/4Q[1]
#1 largest GDP in U.S.[1]

Michigan Loans
($ in billions; Average)



5.3
5.2
5.3
5.3
5.5
+4%
+2%
2Q18 3Q18 4Q18 1Q19 2Q19

2.6% GDP growth 1Q/4Q[1]
#14 largest GDP in U.S.[1]

Building deep, enduring relationships
- Robust product suite: 3.3 products per relationship
- ~90% of customers have deposit accounts
- Average customer tenure ~16 years

Leverage expertise in diverse industries
- Manufacturing
- Logistics
- Steel
- Beer & wine distributors
- Construction & industrial equipment

6/30/19 • [1]Source U.S. Bureau of Economic Analysis: Percent change in real GDP based on 1Q19 vs. 4Q19; ranking based on 1Q19 GDP

Comerica Bank®

7

Commercial Real Estate Business Line

Long history of working with well established, proven developers

Majority High Growth Markets[1]
($ in millions; Period-end, based on location of property)



Michigan
5%
Other
15%
Texas
34%
Total
$4,833
California
46%

Primarily Lower Risk Multifamily[1]
($ in millions; Period-end)



Commercial
13%
Retail
10%
Office
8%
Single Family
6%
Other
5%
Land Carry
5%
Multi use
3%
Multifamily
50%
Total
$4,833

CRE Loan Growth
($ in billions; Average)



5.3
5.5
+3%
2Q18
2Q19

% of Total Loans[2]
(Period-end)



11%
17%
CMA
Peers

Very Strong Credit Quality
- >90% of new commitments from existing customers
- Substantial upfront equity required
- 53% of portfolio is construction & includes robust monitoring
- <2% Criticized loans[3]
- $2MM nonaccrual (0.04%)
- No significant net charge-offs since 2014

6/30/19 • [1]Excludes CRE line of business loans not secured by real estate • [2]Source for peer data: S&P Global Market Intelligence, see slide 10 for list of peers; based on regulatory data • [3]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Comerica Bank®

8

Equity Fund Services

Deep expertise & strong relationships with top-tier investors

- Customized credit, treasury management & investment solutions for venture capital & private equity firms
- National scope with customers in 17 states & Canada
- ~250+ customers
- Firms' AUM range from $30MM to over $80B
- Drive connectivity with other teams
  - Energy
  - Middle Market
  - TLS
  - Environmental Services
  - Private Banking
- Strong credit profile
  - No charge-offs
  - No criticized loans

6/30/19



Average Loans
($ in millions)
623
1,094
1,421
1,782
2,408
2,602
2014
2015
2016
2017
2018
2Q19

9

Third Quarter Deposit Update

Average balances increased 1%



July & August Trends[1]
($ in billions; Average)
56.1
55.7
54.0
55.0
55.6
3Q18
4Q18
1Q19
2Q19
3Q19 thru 8/31

QTD trends reflect:

- $330MM increase in MMIA & interest-bearing checking
- $210MM in customer CDs
- Stable noninterest-bearing

Outlook for 3Q19: balances remain at QTD level & costs increase 5-7 bps



Total Funding Costs[2]
2Q19
0.79%
0.98%
CMA
Peers



Interest-bearing Deposit Cost[2]
2Q19
0.94%
0.97%
CMA
Peers



Largest Component of Noninterest Deposits[2]
(2Q19 average percentage)
48
42
39
39
36
33
33
29
26
25
25
24
CMA
ZION
BOKF
CFR
RF
BBT
MTB
FITB
KEY
STI
FHN
HBAN

3Q19 average balances through 8/31/19 are preliminary and subject to change • Outlook as of 9/6/19 • [1]Comparisons of 3Q19 through 8/31/19 vs 2Q19 • [2]Source: S&P Global Market Intelligence

10

Retail Banking

Strong, low cost deposit base

Retail Comprise >1/3 of Total Deposits

($ in billions; 2Q19 Average)



Retail Noninterest-bearing 8%
Retail Interest-bearing 29%
Total $55.0
Commercial Noninterest-bearing 40%
Commercial Interest-bearing 23%

- 435 Banking Centers
- 589 ATMs
- 32 BankerConnects (ITMs)
- 91% Customers use Web Banking
- 62% Customers use Mobile Banking

New ad campaign:
Full-Service Relationship Bank

- Billboards
- Radio
- Streaming audio
- Direct mail
- Online display banners



Life is full of milestones.
Be ready.
Comerica Bank
Full-Service Banking

6/30/19

Comerica Bank

11

Retail Bank Transformation

Delivering experience that drives acquisition, retention & growth

Customer Experience Integrated Across All Channels

Banking Centers	Contact Center	Digital & Self-Service
Enable Colleague Execution • Teller platform replacement • Right sizing, updating & transforming facilities • Converge Sales & Service Customer Relationship Management	**Efficient Customer Support** • IVR & chatbot updates >50% increase in efficiencies • Converge Sales & Service Customer Relationship Management	**Customer Choice & Convenience** • >14,000 monthly Zelle payments • ATM Upgrade/Replacement • Online & Mobile Account Opening • Banker Connect ITMs

Risk Reduction

Improved Processes
- Enhanced tools
- Centralized support
- Reduce manual processes

6/30/19

Comerica Bank

12

Interest Rate Environment

Better positioned to manage through the cycle

Estimated impact on net interest income
(Based on forward curve 8/31)

- 3Q19: ~$30MM (relative to 2Q19)

Estimated Medium-term Return on Equity[1]
Based on Forward Rate Curve



10.92%
16.41%
Double-Digit
Peers 2Q19
2Q19
Medium-Term Swap rate

Hedges

- $2.8B (pay floating/receive fixed) hedges
  - 3.3 year average term
  - 2.23% average fixed rate
- Expect to reduce the unfavorable impact on net interest income from a 200bps drop in rates (100 bps on average) by ~$30MM

Loan Portfolio
($ in billions; 2Q19 Period-end)



Fixed Rate 9%
Prime-based 15%
60-Day+ LIBOR 6%
Total $51.8
30-Day LIBOR 70%

6/30/19 • Outlook as of 9/6/19 • [1]Average common shareholders' equity; Source for peer data: S&P Global Market Intelligence, see list of peers on slide 14

Comerica Bank

13

Conservative Credit Culture

Reserve remains strong

NPAs as a % of Loans + ORE[1]
(2Q19; In percentage points)



0.34 0.38 0.45 0.51 0.52 0.53 0.61 0.66 0.72 0.74 1.33
BBT STI CMA FITB ZION CFR HBAN KEY RF FHN BOKF

Net Charge-offs as a % of Avg. Loans[2]
(In basis points)



Total CMA
Peer Average
250
200
150
100
50
-
30 91 188 139 81 39 16 5 20 29 19 10 8 26
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 1Q19 2Q19

Largest Reserve as a % of NPAs[2]
(2Q19; In percentage points)



2.22 1.77 1.46 1.23 1.03 0.88 0.84 0.81 0.80 0.72 0.66 0.48
CMA CFR ZION BBT KEY MTB BOKF FITB RF STI HBAN FHN

Largest Reserve as a % of Loans[2]
(2Q19; In percentage points)



1.27 1.15 1.06 1.04 1.03 1.02 1.01 1.01 0.95 0.93 0.90 0.64
CMA MTB STI BBT ZION HBAN RF FITB KEY CFR BOKF FHN

[1]Source: 2Q19 earnings materials; excludes MTB as data was not available • [2]Source: S&P Global Market Intelligence

Comerica Bank

14

TechVision 2020

Preparing for a new age in banking

Strengthening Our Core

- Platform & app modernization
- Cybersecurity, risk & compliance enhancement
- Talent & culture development

Transforming Our Future

- Embrace emerging technologies
- Continuous optimization
- APIs[1], data & advanced analytics
- Agile & digital delivery

- 170+ applications migrated to cloud
  - 80+ applications retired, reducing op costs
- 30+ Bots deployed for high volume tasks
  - 80% increase in customer service efficiency
- New loan origination platform cuts duplicate data entry by >25%
- Rolled out new CRM system to >2500 users
- FX Sales & Wire Transfer systems upgraded
- Blockchain-enabled computing
- Real-time commercial payments

- GEAR Up helped position our systems & talent for the future
- Technology savings are being reinvested which helps moderate rising investment demand
- Leveraging third parties to keep pace with evolving & emerging technologies
- Focus shifted to increasing capacity, driving revenue growth, reducing costs & improving efficiency

6/30/19 • [1]API: Application Program Interface

Comerica Bank

15

Active Capital Management

Returning excess capital at a fast pace

3Q19 share repurchase $350-$375MM[1]

- >5.4MM shares, or ~4% of total shares

Continue to actively manage capital

- Target ~10% CET1 by end of 3Q19[2]

Greatest Total Shareholder Payout[3]

(2Q19; As a percentage of net income)



178
171
117
96
93
89
87
87
86
41
40
36
CMA
ZION
MTB
RF
HBAN
FITB
KEY
CFR
FHN
BOKF
BBT
STI

Attractive Dividend Yield[3]

(9/1/19; In percentage points)



4.53
4.46
4.35
4.24
3.78
3.64
3.63
3.54
3.42
3.31
2.74
2.63
HBAN
KEY
CMA
RF
BBT
STI
FITB
FHN
CFR
ZION
MTB
BOKF

Change in Common Shares Outstanding[3]

(2Q19 vs. 2Q18; In percentage points)



(12.4)
(9.9)
(9.4)
(7.0)
(6.0)
(5.3)
(4.6)
(3.9)
(2.0)
(1.1)
7.9
8.8
CMA
RF
ZION
MTB
HBAN
KEY
STI
FHN
CFR
BBT
FITB
BOKF

[1]Shares repurchased under share repurchase program • [2]Outlook as of 9/6/19 • [3]Source: S&P Global Market Intelligence

Comerica Bank

16

Well Positioned for the Future

Provided superior shareholder returns in 2Q19

- A LEADING BANK FOR BUSINESS
- RELATIONSHIP BANKING STRATEGY
- GROWING REVENUE
- HIGHLY EFFICIENT
- SOLID CREDIT METRICS
- STRONG CAPITAL

Return on Assets[1]

(2Q19; In percentage points)



1.68
1.60
1.55
1.40
1.36
1.35
1.25
1.24
1.19
1.14
1.11
1.08
CMA
MTB
BBT
CFR
HBAN
BOKF
STI
RF
KEY
ZION
FHN
FITB

Return on Equity[1]

(2Q19; Average common equity; In percentage points)



16.41
12.69
12.29
12.11
11.99
11.31
10.95
10.48
10.28
9.79
9.34
8.91
CMA
HBAN
CFR
MTB
BOKF
BBT
STI
ZION
KEY
RF
FHN
FITB

[1]Source for peer data: S&P Global Market Intelligence

Comerica Bank

17

Appendix

Comerica Bank

Second Quarter 2019 Results

Revenue growth & expense discipline drove efficiency ratio under 50%

(millions, except per share data)	2Q19	1Q19	2Q18	Change From 1Q19	Change From 2Q18
Average loans	$50,963	49,677	49,225	$1,286	$1,738
Average deposits	54,995	53,996	55,830	999	(835)
Net interest income	$603	606	590	$(3)	$13
Provision for credit losses	44	(13)	(29)	57	73
Noninterest income[1]	250	238	248	12	2
Adjusted [2]	250	246	248	4	2
Noninterest expenses	424	433	448	(9)	(24)
Adjusted [2]	424	433	437	(9)	(13)
Provision for income tax	87	85	93	2	(6)
Net income	298	339	326	(41)	(28)
Earnings per share[3]	$1.94	2.11	1.87	$(0.17)	$0.07
Adjusted [2,3]	1.94	2.08	1.90	(0.14)	0.04
Average diluted shares	153.2	159.5	173.6	(6.3)	(20.4)
ROE[4]	16.41%	18.44%	16.40%		
ROA[5]	1.68	1.97	1.85		
Efficiency Ratio[6]	49.65	50.81	53.24		

Key QoQ Performance Drivers

- Strong loan growth
- Core deposits stable
- Pre-tax pre-provision net revenue, excluding 1Q19 $8MM securities loss, increased $10MM
- Net interest income aided by loan growth which was more than offset by higher funding costs
- Credit remains solid; Provision driven by loan growth & Energy reserves
- Solid noninterest income growth
- Expenses declined over 2%
- Repurchased 5.7MM shares[7]; returned $525MM to shareholders (buyback & dividend)

2Q19 compared to 1Q19 • [1]1Q19 included $8MM loss related to repositioning of securities portfolio • [2]See Reconciliation of Non-GAAP Financial Measures slide • [3]Diluted earnings per common share • [4]Return on average common shareholders' equity • [5]Return on Average assets • [6]Noninterest expenses as a percentage of net interest income and noninterest income excluding net gains (losses) from securities and a derivative contract tied to the conversion rate of Visa Class B shares. • [7]2Q19 repurchases under the share repurchase program

Comerica Bank

19

Strong Loan Growth

Average loans increased $1.3B, or 3%



Total Loans
($ in billions)
Loan Yields
49.2
48.6
48.8
49.7
51.0
50.3
51.8
4.63
4.74
4.90
5.07
5.00
2Q18
3Q18
4Q18
1Q19
2Q19
Average Balances
1Q19
2Q19
Period-end

2Q19 compared to 1Q19

Average loans increased $1.3B

- \+ $710MM Mortgage Banker
- \+ $410MM General Middle Market
- \+ $200MM Commercial Real Estate
- \+ $175MM Energy
- \- $110MM Private Banking

Loan yields impacted by lower LIBOR, lease residual adjustment & mix shift in portfolio



Loan Commitments
($ in billions; Period-end)
51.1
51.8
53.1
52.9
53.2
2Q18
3Q18
4Q18
1Q19
2Q19

Comerica Bank

20

$YHUDJH/RDQVE\%XVLQHVVDQG0DUNHW %\/LQHRI%XVLQHVV 4 4 4%\0DUNHW 4 4 4 Middle Market Michigan $12.7 $12.6 $12.6 General $12.4 $12.0 $12.0 Energy 2.5 2.3 1.8 California 18.9 18.8 18.4 National Dealer Services 7.9 7.8 7.4 Entertainment 0.8 0.8 0.7 Texas 10.7 10.3 9.9 Tech. & Life Sciences 1.3 1.3 1.4 Other Markets1 8.7 8.1 8.3 Equity Fund Services 2.6 2.6 2.4 Environmental Services 1.2 1.2 1.0 TOTAL $51.0 $49.7 $49.2 Total Middle Market $28.7 $28.0 $26.8 Corporate Banking US Banking 3.0 3.0 3.1 International 1.3 1.3 1.3 ƒ 0LGGOH0DUNHW6HUYLQJFRPSDQLHVZLWK Commercial Real Estate 5.5 5.3 5.3 UHYHQXHVJHQHUDOO\EHWZHHQ00 Mortgage Banker Finance 2.0 1.3 1.8 ƒ &RUSRUDWH%DQNLQJ6HUYLQJFRPSDQLHV Small Business 3.5 3.5 3.7 DQGWKHLU86EDVHGVXEVLGLDULHV ZLWK BUSINESS BANK $44.0 $42.5 $42.0 UHYHQXHVJHQHUDOO\RYHU00 Retail Banking 2.1 2.1 2.1 ƒ 6PDOO%XVLQHVV6HUYLQJFRPSDQLHVZLWK RETAIL BANK $2.1 $2.1 $2.1 UHYHQXHVJHQHUDOO\XQGHU00 Private Banking 4.9 5.0 5.1 WEALTH MANAGEMENT $4.9 $5.0 $5.1 TOTAL $51.0 $49.7 $49.2 $ in billions Ⴠ Totals shown above may not foot due to rounding Ⴠ 1Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets 21 &RPPHUFLDO/HQGHU Relationship banking focus & deep expertise %XVLQHVV/RDQVDVDRI7RWDO 7RWDO/RDQ%HWD 4,QSHUFHQWDJHSRLQWV 4YV4,QEDVLVSRLQWV 82 80 91 88 87 77 77 66 63 73 56 65 65 63 50 50 57 48 54 49 44 39 33 28 RF STI RF STI CFR FHN BBT KEY MTB FITB CMA CFR FHN BBT KEY ZION MTB FITB CMA ZION BOKF HBAN BOKF HBAN &KDQJHLQ$YJ/RDQV /RDQ<LHOGV 4YV4,QSHUFHQWDJHSRLQWV 4,QSHUFHQWDJHSRLQWV 5 5.37 3 2 5.34 2 5.09 5.05 5.00 4.95 4.84 4.84 4.82 4.80 4.79 1 1 1 1 1 4.42 0 0 RF RF STI STI BBT CFR FHN KEY MTB CFR BBT FHN KEY CMA MTB FITB ZION CMA ZION BOKF HBAN BOKF HBAN 1Source: S&P Global Market Intelligence, based on 6/30/19 regulatory data for domestic financial holding companies using C&I loans as % of total loans Ⴠ 2Source for peer data: S&P Global Market Intelligence Ⴠ 3Source: 2Q19 earnings release materials; excludes FITB change of 12.6% due to merger with MB Financial Ⴠ 4Beta: change in total loan yields expressed as a percentage of the increase in the federal funds rate Ⴠ 52Q19 loan yield for STI from earnings release materials 22

Deposits Increased

Average core deposits remained stable



Total Deposits
($ in billions)
Deposit Rates[1]
55.8
56.1
55.7
54.0
55.0
54.1
55.5
0.42
0.51
0.62
0.78
0.94
2Q18
3Q18
4Q18
1Q19
2Q19
1Q19
2Q19
Average Balances
Period-end

2Q19 compared to 1Q19 • [1]Interest costs on interest-bearing deposits • [2]At 6/30/19

Average deposits increased $1.0B:

- Noninterest-bearing declined $474MM
- Interest-bearing increased $1.5B
  - ~$1.0B increase in brokered deposits which provide low cost, flexible funding

Loan to deposit ratio[2] stable at 93%

Comerica Bank

23

Average Deposits by Business and Market

By Line of Business	2Q19	1Q19	2Q18
Middle Market			
General	$13.4	$13.3	$13.3
Energy	0.4	0.5	0.5
National Dealer Services	0.3	0.3	0.3
Entertainment	0.1	0.1	0.1
Tech. & Life Sciences	4.7	5.0	5.1
Equity Fund Services	0.8	0.8	0.9
Environmental Services	0.2	0.2	0.1
Total Middle Market	$19.9	$20.1	$20.4
Corporate Banking			
US Banking	1.7	1.8	2.1
International	1.6	1.6	1.9
Commercial Real Estate	1.5	1.5	1.5
Mortgage Banker Finance	0.7	0.6	0.7
Small Business	2.9	2.9	3.2
BUSINESS BANK	$28.3	$28.5	$29.7
Retail Banking	20.6	20.5	21.0
RETAIL BANK	$20.6	$20.5	$21.0
Private Banking	3.5	3.5	3.6
WEALTH MANAGEMENT	$3.7	$3.8	$3.9
Finance/Other[2]	2.4	1.3	1.2
TOTAL	$55.0	$54.0	$55.8

By Market	2Q19	1Q19	2Q18
Michigan	$19.8	$19.9	$20.9
California	16.3	16.2	16.6
Texas	8.7	8.7	9.0
Other Markets[1]	7.8	7.9	8.1
Finance/Other[2]	2.4	1.3	1.2
TOTAL	$55.0	$54.0	$55.8

- Middle Market: Serving companies with revenues generally between $30-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $30MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Finance/Other includes items not directly associated with the geographic markets or the three major business segments

Comerica Bank

24

Mortgage Banker Finance

50+ years experience with reputation for consistent, reliable approach

- Provide warehouse financing: bridge from residential mortgage origination to sale to end market
- Extensive backroom provides collateral monitoring and customer service
- Focus on full banking relationships
- Granular portfolio with ~100 relationships
- Underlying mortgages are typically related to home purchases as opposed to refinances

  As of 2Q19:
  - Comerica: 80% purchase
  - Industry: 71% purchase[1]
- Strong credit quality
  - No charge-offs since 2010
- Period-end loans: $2.8B

Average Loans

($ in millions)



Actual MBA Mortgage Origination Volumes 1,2
2,089
2,136
1,742
1,674
2,145
2,544
2,352
1,450
1,780
1,974
1,861
1,435
1,784
1,961
1,677
1,335
2,044
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19

MBA Mortgage Originations Forecast[1]

($ in billions)



Purchase
Refinance
501
605
461
361
483
2Q19
3Q19
4Q19
1Q20
2Q20

6/30/19 • [1]Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 8/15/19 • [2]$ in billions

Comerica Bank

25

National Dealer Services

65+ years of floor plan lending

Franchise Distribution

(Based on period-end loan outstandings)



Honda/Acura 16%
Ford 9%
GM 8%
Fiat/Chrysler 10%
Mercedes 3%
Nissan/ Infiniti 5%
Other European 11%
Other Asian 12%
Other 1 10%
Toyota/Lexus 16%
Total $7.8B

Geographic Dispersion

California 58%	Texas 6%
Michigan 24%	Other 12%

- Top tier strategy
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality
- Robust monitoring of company inventory and performance

Average Loans

($ in billions)



Floor Plan
6.0
5.9
6.2
6.2
6.5
6.3
6.6
6.8
7.1
6.9
7.1
7.3
7.4
7.0
7.4
7.8
7.9
3.6
3.5
3.7
3.7
4.0
3.8
4.0
4.1
4.3
3.9
4.1
4.1
4.2
3.8
4.0
4.4
4.5
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19

6/30/19 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Comerica Bank

26

Technology and Life Sciences

Deep expertise & strong relationships with top-tier investors

Average Loans
($ in millions)



1,416
1,396
1,353
1,323
1,305
2Q18
3Q18
4Q18
1Q19
2Q19

Average Deposits
($ in millions)



5,066
5,426
5,244
4,992
4,652
2Q18
3Q18
4Q18
1Q19
2Q19

- ~500 customers
- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances & maintain robust backroom operation
- 11 offices throughout US & Canada

Customer Segment Overview
(Based on period-end loans)



Growth
~50%
Leveraged Finance
~20%
Total
$1.3B
Late Stage
~10%
Early Stage
~20%

6/30/19

Comerica Bank

27

Energy Line of Business

30+ years industry experience

Period-end Loans
($ in millions)



Midstream
Services
Exploration & Production
1,734
1,832
2,163
2,385
2,434
1,400
1,499
1,771
1,857
1,897
91
100
94
75
80
243
233
298
453
457
2Q18
3Q18
4Q18
1Q19
2Q19

- ~160 customers: focus on full relationships with larger, sophisticated E&P companies (access to a variety of capital sources, hedging & diverse geographic footprint)
- Exposure $4.7B / 51% utilization
- Loan growth driven by reduced capital market activity as well as higher utilization
- 2Q19 charge-offs & nonaccrual loans increased (select liquidating energy assets impacted by rapid decline in valuations)
- E&P: 64% Oil, 20% Gas, 16% Oil/Gas

Criticized Loans[1]
($ in millions)



NALs
319
269
205
240
210
60
53
48
33
84
2Q18
3Q18
4Q18
1Q19
2Q19

6/30/19 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Comerica Bank

28

Securities Portfolio Stable

Yields increased 6 basis points



Securities Portfolio
($ in billions)
Treasury Securities & Other
Mortgage-backed Securities (MBS)
Securities Yields
11.8 11.8 11.8 12.0 12.1 12.2 12.3
9.1 9.1 9.1 9.2 9.3 9.5 9.5
2.12 2.17 2.35 2.39 2.45
2Q18 3Q18 4Q18 1Q19 2Q19
Average Balances
1Q19 2Q19
Period-end

Duration of 2.5 years[1]

- Extends to 3.6 years under a 200 bps instantaneous rate increase[1]

Net unrealized pre-tax gain of $56MM[2]

Net unamortized premium of $10MM[3]

Yields increased 6 basis points

- Quarterly paydown of ~$500MM was replaced at higher yield
- Repositioned $1B in Treasuries (3/29/19)

6/30/19 • [1]Estimated as of 6/30/19 • [2]Net unrealized pre-tax gain/loss on the available-for-sale (AFS) portfolio • [3]Net unamortized premium on the MBS portfolio

Comerica Bank

29

Superior NIM & Efficiency Ratios

Careful management of loan & deposit pricing as well as expenses



Net Interest Margin[1]
(2Q19; In percentage points)
MTB 3.91
CFR 3.85
CMA 3.67
ZION 3.54
RF 3.45
BBT 3.42
FITB 3.37
FHN 3.34
HBAN 3.31
BOKF 3.30
STI 3.16
KEY 3.06



Efficiency Ratio[1,2]
(2Q19; In percentage points)
CMA 49.65
BBT 55.10
MTB 55.98
HBAN 57.60
RF 58.33
FITB 58.50
FHN 59.00
ZION 59.00
BOKF 59.51
KEY 61.90
STI 64.00

[1]Source: S&P Global Market Intelligence • [2]Excludes CFR as data was not available

Comerica Bank

30

Net Interest Income Stable

Loan growth more than offset by higher funding costs



Net Interest Income
($ in millions)
NIM
590
599
614
606
603
3.62
3.60
3.70
3.79
3.67
2Q18
3Q18
4Q18
1Q19
2Q19

2Q19 compared to 1Q19

$606MM		1Q19		3.79%
+ 14MM	Loans:			- 0.02
	+ 16MM	Higher balances	+0.02	
	+ 6MM	1 additional day	–	
	- 4MM	Lower LIBOR	- 0.02	
	- 2MM	Lease residual adj.	-0.01	
	- 1MM	Hedges	-0.01	
	- 1MM	Portfolio mix shift	–	
+ 3MM	Securities:			+ 0.01
		Higher yield		
- 15MM	Deposits:			- 0.09
	- 8MM	Higher balances	-0.05	
	- 7MM	Higher rates	-0.04	
- 5MM	Wholesale funding:			- 0.02
		Higher level		
$603MM		2Q19		3.67%

Comerica Bank®

31

Credit Quality Remains Solid

Provision reflects loan growth & decline in value of select energy assets



Allowance for Credit Losses
($ in millions)
Allowance for Loan Losses as a % of Total Loans
711
697
701
677
688
1.36
1.35
1.34
1.29
1.27
2Q18
3Q18
4Q18
1Q19
2Q19



Criticized Loans¹
($ in millions)
NALs
Criticized as a % of Total Loans
1,765
1,670
1,548
1,806
1,948
3.5
3.4
3.1
3.6
3.8
254
230
221
191
224
2Q18
3Q18
4Q18
1Q19
2Q19

- $33MM in net charge-offs[2] or 26 bps
- Nonaccrual loans 43 bps of total loans
- ALLL/NPL coverage 2.9x
- Provision increased $57MM over 1Q19
  - Loan growth
  - Select liquidating energy assets impacted by rapid decline in valuations

$ in millions	Energy	Ex-Energy	Total
Total PE loans	$2,434	$49,367	$51,801
% of total	5%	95%	100%
Criticized[1]	210	1,738	1,948
Ratio	8.6%	3.5%	3.8%
Nonaccrual	84	140	224
Ratio	3.5%	0.3%	0.4%
Net charge-offs[2]	25	8	33
Ratio	N/M	0.06%	0.26%

6/30/19 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [2]Net credit-related charge-offs; ratio shown as a % of average loans • N/M = Not meaningful

Comerica Bank®

32

Noninterest Income Increased

Card fees continue to grow



Noninterest Income¹
($ in millions)
Securities losses due to repositioning
248
254
20
234
250
246
8
238
250
2Q18
3Q18
4Q18
1Q19
2Q19

2Q19 compared to 1Q19 • [1]See Reconciliation of Non-GAAP Financial Measures slide

Noninterest income increased $4MM
(excluding $8MM Securities losses in 1Q19)

+ $3MM Fiduciary income
+ $2MM Card
+ $2MM Bank-owned life insurance
- $3MM Deferred Comp (offset in noninterest expense)



Growing Card Fees
($ in millions)
60
61
64
63
65
2Q18
3Q18
4Q18
1Q19
2Q19

Comerica Bank®

33

Noninterest Expense Declined

Disciplined cost management drives efficiency ratio[1] under 50%



Noninterest Expense²
($ in millions)
Restructuring
Efficiency Ratio
448
11
437
452
12
440
448
14
434
433
433
424
424
53.2%
52.9%
51.9%
50.8%
49.7%
2Q18
3Q18
4Q18
1Q19
2Q19

Noninterest expense declined $9MM

- $20MM Salaries & benefits
  - 1Q19 annual stock comp & higher payroll taxes
  + Merit increases
  + One additional day
  - Deferred Comp (offset in noninterest income)

+ $ 4MM Advertising
+ $ 2MM Legal[3] (1Q19 recoveries)
+ $ 2MM Outside processing

2Q19 compared to 1Q19 • [1]Noninterest expenses as a percentage of net interest income & noninterest income excluding net gains (losses) from securities & a derivative contract tied to the conversion rate of Visa Class B shares • [2]See Reconciliation of Non-GAAP Financial Measures slide • [3]Included in other noninterest expenses

Comerica Bank®

34

Capital Management

Strong Capital (CET1)[1]

(2Q19; In percentage points)



12.29
10.84
10.79
10.36
10.18
9.88
9.87
9.84
9.57
9.57
9.25
9.19
CFR
BOKF
ZION
BBT
CMA
HBAN
RF
MTB
FITB
KEY
FHN
STI

Strong Tier 1 Ratio[1]

(2Q19; In percentage points)



12.94
11.99
11.81
11.28
11.11
11.06
11.01
10.84
10.62
10.24
10.24
10.18
CFR
BBT
ZION
HBAN
RF
MTB
KEY
BOKF
FITB
FHN
STI
CMA

[1]Source: S&P Global Market Intelligence

Comerica Bank®

35

Commitment to Community, Diversity & Sustainability

$772MM in green loans and commitments

10th consecutive year of listing on FTSE4Good index series

Honored by more than 10 top organizations for sustainability, employer of choice for minorities and innovation

$7.8MM donated to charitable organizations via more than 1,500 grants/sponsorships

44% reduction in greenhouse gas emissions[1] and 28% reduction in water consumption[1]

88% of employees are enrolled in the voluntary Masters of Diversity Awareness training

19 Market Segmentation Initiative Teams focused on reaching diverse customers

Over 50,000 hours of volunteer time donated to nonprofits by Comerica colleagues

12/31/18 • [1]2018 results versus 2012 baseline; additional details published in Comerica's 2018 Corporate Responsibility Report

Comerica Bank®

36

Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Peer Banks	BB&T	A2	A-	A+
	Cullen Frost	A3	A-	--
	M&T Bank	A3	A-	A
	Comerica	A3	BBB+	A
	BOK Financial Corporation	A3	BBB+	A
	Huntington	Baa1	BBB+	A-
	Fifth Third	Baa1	BBB+	A-
	KeyCorp	Baa1	BBB+	A-
	SunTrust	Baa1	BBB+	A-
	Regions Financial	Baa2	BBB+	BBB+
	Zions Bancorporation	Baa2	BBB+	BBB
	First Horizon National Corp	Baa3	BBB-	BBB
Large Banks	U.S. Bancorp	A1	A+	AA-
	JP Morgan	A2	A-	AA-
	Bank of America	A2	A-	A+
	Wells Fargo & Company	A2	A-	A+
	PNC Financial Services Group	A3	A-	A+

As of 9/5/19 • Source: S&P Global Market Intelligence • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank®

37

Reconciliation of Non-GAAP Financial Measures

(dollar amounts in millions, except per share data)	2Q19	1Q19	2Q18
Noninterest Income:			
Noninterest income	$250	$238	$248
Securities repositioning	—	8	—
Adjusted noninterest income	$250	$246	$248
Noninterest Expenses:			
Noninterest expenses	$424	$433	$448
Restructuring charges	—	—	(11)
Adjusted noninterest expenses	$424	$433	$437
Pre-tax Income:			
Pre-tax income	$385	$424	$419
Securities repositioning	—	8	—
Restructuring charges	—	—	11
Adjusted pre-tax income	$385	$432	$430
Provision for Income Taxes:			
Provision for income taxes	$87	$85	$93
Tax on securities repositioning	—	2	—
Tax on restructuring charges	—	—	2
Discrete tax items	—	11	3
Adjusted provision for income taxes	$87	$98	$98

(dollar amounts in millions, except per share data)	2Q19	1Q19	2Q18
Net Income:			
Net income	$298	$339	$326
Securities repositioning, net of tax	—	6	—
Restructuring charges, net of tax	—	—	9
Discrete tax items	—	(11)	(3)
Adjusted net income	$298	$334	$332
Diluted Earnings per Common Share:			
Diluted earnings per common share	$1.94	$2.11	$1.87
Securities repositioning, net of tax	—	0.04	—
Restructuring charges, net of tax	—	—	0.05
Discrete tax items	—	(0.07)	(0.02)
Adjusted diluted earnings per common share	$1.94	$2.08	$1.90

- Securities repositioning refers to 1Q19 losses incurred on the sale of approximately $1 billion of treasury securities that were replaced by higher-yielding treasuries with a similar duration of 4 years.
- Discrete tax items include the tax benefit from employee stock transactions.

Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate our performance trends. Comerica believes the adjusted data shown above and in this presentation provides a greater understanding of ongoing operations and enhances the comparability of results with prior periods.

Comerica Bank®

38